SECTION 16
POWER OF ATTORNEY

        	Know all by these presents, that the undersigned hereby constitutes and appoints each of Glade
M. Knight, David P. Buckley and Kelly Clarke, or any of them signing singly, and with full power of
substitution, the undersigned's true and lawful attorney-in-fact to:

(1)	prepare, execute in the undersigned's name and on the undersigned's behalf, and submit
to the U.S. Securities and Exchange Commission (the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the
  SEC
of reports required by Section 16(a) of the Securities Exchange Act of 1934 or
any rule
or regulation of the SEC;

(2)	execute for and on behalf of the undersigned, in the undersigned's capacity as an
officer and/or director of Apple REIT Six, Inc. (the "Company"), Forms 3, 4, and
  5 in
accordance with Section 16(a) of the Securities Exchange Act of 1934 and the
rules
thereunder;

(3)		do and perform any and all acts for and on behalf of the undersigned which may be
necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and
execute any amendment or amendments thereto, and timely file such form with the
SEC
and any stock exchange or similar authority; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in
the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or
legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and
perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the
exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the
undersigned might or could do if personally present, with full power of substitution or revocation, hereby
ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes,
shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein
granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity
at the request of the undersigned, are not assuming, nor is the Company assuming, any of the
undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.

        	This Power of Attorney shall remain in full force and effect until the undersigned is no longer
required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in
securities issued by the Company, unless earlier revoked by the undersigned in a signed writing
delivered to the foregoing attorneys-in-fact.

        	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as
of this 1st day of June, 2011.


			/S/ Bruce H. Matson
			Signature

			Bruce H. Matson




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